Dear Shareholder:

Following an excellent 1995, Bascom Hill BALANCED Fund, Inc. gained an additional 17% in 1996. This was the result of another great year in the stock market and a rather volatile bond market. Performance compares quite favorably with the average balanced fund's gain (as measured by Lipper) of only 13.0%. The last two years produced the best back to back performance for the stock market in 20 years, and we are pleased that the equity portion of your Fund participated nicely. Solid performance this past year has earned the Bascom Hill BALANCED Fund a "4 star" rating by Morningstar.

1996 in Review... The stock market marched to new highs virtually uninterrupted in 1996. The conditions during the last 12 months proved to be ideal with corporations achieving record earnings as the result of moderate economic growth, low inflation and relatively low interest rates. Providing additional fuel, the cash-flow into equity mutual funds soared to unprecedented levels. It seemed as though investors just couldn't get enough.

Although the Dow Jones Industrials' climb from 5000 to 6500 was well documented, many of the small and mid-cap stocks did not keep up. In fact, the broad market trailed the popular indices by over 10 percentage points. Thus, as we expected early last year, stock selection proved to be key to the overall performance of your Fund.

The bond market did not fare as well. Interest rates rose significantly early in the year as the economy exceeded expectations, and then fell once it appeared faster growth would not be sustained and inflation remained subdued. Our defensive posture helped to limit the downside during the first six months. Then, in mid-year believing that interest rates would not go higher, we purchased additional bonds. As a result, the bond portfolio was well positioned for the subsequent late-year economic slowdown and bond market rally.

Looking Ahead...   The question remains, "How far can the
stock market go?" The underlying fundamentals suggest this market still has room to run. However, the historically high valuation that currently exists limits the upside potential from here. In times like these, it is especially important to stay true to your philosophy. For Bascom Hill that means buying stocks of high quality companies delivering consistent, predictable earnings growth that trade at reasonable valuations. Stocks exhibiting these characteristics tend to perform best in both good and bad markets.

The backdrop for the bond market today is generally favorable relative to 1996. Not only are interest rates 1% higher than a year ago, but heavy debt burdens should restrain consumer spending in 1997 keeping a lid on the economy. In addition, inflation remains under control and the Federal Reserve appears content to leave short-term interest rates unchanged.

In summary, we are optimistic about 1997, while keeping mindful of the higher risk environment brought on by the recent rally in stock prices. We look forward to the challenges that lie ahead, and we appreciate your confidence in the management of your Fund.

Sincerely,

(signature)

Katherine L. Frank
Vice President

INVESTMENT HIGHLIGHTS

Investment     The Fund's investment objectives are to
Objective      produce current income and achieve long-term
               growth in the value of fund shares. The investment portfolio will consist primarily of common stocks, government and corporate bonds and money market instruments. The mix of assets will be regularly adjusted or `balanced'' by the investment advisor.

Investment     The advisor's willingness to hold substantial
Strategy       cash reserves during periods of market risk is the
               single most important factor in comparing the Fund's `market timing'' strategy with most other mutual funds. You are hiring a portfolio manager to determine when to `switch'' between common stocks, bonds and cash reserves. The advisor's sensitivity to down markets and skillful allocation of assets is critical to your investment results.

Benefits to    -  Exposure to common stocks is limited to 70% of
Shareholders      assets.

               - At least 25% of assets will be maintained in fixed income senior securities.

               - Conservative, `value'' driven common stock selection process.

               - Diversified portfolio. No more then 5% may be invested in the securities of any one corporation or issuer,except in U.S. Government securities.

               -  IRA Plan and easy transfer forms available.

               -  Wisconsin based investment advisor.  Madison
                  Investment Advisors, Inc. manages over $2.8 billion for individual, foundation and tax-exempt portfolios. Since 1973 the firm has worked to achieve comendable performance for its
                 "balanced'' accounts.

          Total Return Over Lifetime of Fund

The following table illustrates the total return for $10,000 invested in Bascom Hill BALANCED Fund, Inc. on December 18, 1986, the date of the initial public offering, with income dividends and capital gain distributions reinvested in the Fund.

                                                                   Value of
                             Net Asset  Capital Gains   Income     Initial
                             Per        Distributions   Dividends  $10,000
          Date               Share      Per Share       Per Share  Investment



          December 31, 1986   $20.00      ---              ---      $10,000
          December 31, 1987   $20.13      ---           $  .60      $10,366
          December 31, 1988   $20.76      ---           $  .91      $11,169
          December 31, 1989   $21.62    $  .46          $ 1.17      $12,526
          December 31, 1990   $19.04      ---           $ 1.00      $11,611
          December 31, 1991   $23.00    $  .05          $  .73      $14.525
          December 31, 1992   $23.65    $  .64          $  .60      $15,750
          December 31, 1993   $22.36    $ 1.66          $  .62      $16,435
          December 31, 1994   $20.16    $ 1.74          $  .72      $16,650
          December 31, 1995   $22.44    $ 1.26          $  .74      $20,158
          December 31, 1996   $22.03    $ 3.61          $  .50      $23,586

BASCOM HILL BALANCED FUND, INC.
STATEMENT OF NET ASSETS

Schedule of Investments
December 31, 1996

                                               Market
Common Stocks - 51.5%             Shares       Value

Basic Industry - 2.7%
Morton International, Inc.          7,400      $301,550

Consumer - Discretionary - 2.5%
Eastman Kodak                       3,450       276,862

Consumer Products - 6.1%
Kimberly Clark Corp.                2,800       266,700
Lancaster Colony Corp.              8,800       404,800

Consumer - Retail - 5.2%
Pep Boys - Manny Moe & Jack         8,750       269,063
Wal-Mart Stores, Inc.              13,200       300,300

Consumer Services - 2.4%
McDonalds	                          5,900       267,712

Financial - Insurance - 4.6%
American Express                    4,800       271,200
MGIC Investment Corp.               3,150       239,400

Financial - Regional Banks - 2.4%
Norwest Corp.                       6,150       267,525

Financial Services - 3.0%
Federal Home Loan Mortgage Corp.    2,950       325,606

Food & Beverage - 4.4%
Conagra, Inc.                       5,575       277,356
Dole Food Co.                       6,050       204,944

Medical & Health Care - 9.4%
Abbott Laboratories	                6,700       340,025
Columbia/ HCA Healthcare Corp.      8,700       354,525
Schering Plough Corp.               5,350       346,413

Technology - 6.1%
Cabletron Systems, Inc.             8,500       282,625
Compaq Computer Corp.               2,900       215,687
Intel Corp.                         1,300       170,219

Telecommunications - 2.7%
Bell Atlantic Corp.                 4,550       294,613


Total Common Stocks (Cost $4,711,765)        $5,677,125

Statement of Net Assets (continued)

                                        Principal Market
                                        Amount    Value

Fixed Income Investments - 28.5%

Treasury Securities - 15.2%
U.S. Treasury Notes 5.625% due 1/31/98  $375,000 $375,311
U.S. Treasury Notes 6.25% due 5/31/00    425,000  427,689
U.S. Treasury Notes 5.625% due 2/28/01   450,000  441,396
U.S. Treasury Notes 5.875% due 2/15/04   250,000  243,675
U.S. Treasury Notes 6.50% due 8/15/05    190,000  191,476

Total Treasury Securities (Cost  $1,670,709)   $1,679,547

CMO/Remic Securities - 1.9%
Residential Funding 7.00% due 12/25/07   $17,822  $17,782
FNMA Remic 6.75% due 5/25/19             200,000  196,250

Total CMO/Remic Securities (Cost $215,751)       $214,032

Corporate Bonds - 11.4%
General Telephone Co. of California 6.75%
 due 12/1/97                            $125,000 $125,469
Morgan Stanley Group, Inc. 8.10% due
  6/24/02                                160,000  169,874
Price/Costco Wholesale Corp. 5.75%
  due 5/15/02                            125,000  119,087
Norwest Corp. 6.625% due 3/15/03          90,000   89,498
Marshall & Ilsley Corp. 6.375%
 due 7/15/03                             100,000   97,610
Ford Motor Credit Corp. 7.75%
 due 3/15/05                             130,000  136,623
Columbia/HCA 6.91% due 6/15/05           170,000  170,067
Kohls Corp. 6.70% due 2/1/06             175,000  169,417
Disney 6.75% due 3/30/06                 175,000  173,791

Total Corporate Bonds (Cost $1,246,935)        $1,251,436

Total Fixed Income Investments
 (Cost $3,133,395)                             $3,145,015

Short Term Investments - 19.7%

Variable Rate Demand Notes
American Family Financial Services 5.21%
 due 1/1/97                             $450,000 $450,000
General Mills, Inc. 5.20% due 1/1/97     450,000  450,000
Johnson Controls Inc. 5.23% due 1/1/97   450,000  450,000
Pitney Bowes Credit Corp. 5.20%
 due 1/1/97                              450,000  450,000
Southwestern Bell Telephone 5.19%
 due 1/1/97                              364,670  364,670

Total Short Term Investments (Cost $2,164,670) $2,164,670

Cash & Receivables Less Liabilities - .3%         $30,949

TOTAL NET ASSETS - Equivalent to $22.03 per share on
 500,139.637 shares of $.01 par value capital stock
 outstanding (authorized capital stock - 5,600,000 shares),
 and paid in capital aggregated $10,025,975.	 $11,017,759

See Accompanying Notes to Financial Statements


BASCOM HILL BALANCED FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS




                         Year Ended        Year Ended
                         December 31, 1996 December 31, 1995
Investment Activities
Net Investment Income    $221,615          $348,794
Income Distributions to
  Shareholders ($.50 and
  $.74 per share,
   respectively          (221,362)         (344,671)

  Increase in
  Undistributed Net
  Investment Income      $    253             4,123

Net Realized Gains from
Security Transactions   1,558,337           593,051
Net Realized Gain
Distribution to
Shareholders($3.61 and
 $1.26 per share,
 respectively)         (1,554,066)         (573,199)

  Increase in Undistributed
  Realized Gains            4,271            19,852

Increase (Decrease) in
Unrealized Appreciation  (146,758)        1,070,937

  Increase (Decrease) in
  Undistributed Net Assets
  Derived From Investment
  Activities             (142,234)        1,094,912

Shares Sold and Redeemed
Net Proceeds from Shares Issued
 (7,944 and 14,517 shares,
  respectively)           190,147           330,849
Net Asset Value of Shares
Issued in Distributions
  (75,908 and 39,470 shares,
   respectively)        1,699,086           879,563
                       $1,889,233        $1,210,412
Cost of Shares Redeemed
 (67,635 and 61,862 shares,
  respectively)        (1,586,111)       (1,360,747)

Increase (Decrease) in
Net Assets from Sale and
Redemption of Fund
Shares                   $303,122         $(150,335)

Net Assets
Balance at Beginning of
Year (Including undistributed
net investment income of
$2,755 and ($1,367),
respectively)         $10,856,871        $9,912,294
Net Increase (Decrease)
from Investment
Activities               (142,234)        1,094,912
Net Increase (Decrease)
from Shares Sold and
Redeemed                  303,122          (150,335)

Balance at End of Year
(Including undistributed
net investment income of
$3,008 and $2,755,
respectively)         $11,017,759       $10,856,871


See Accompanying Notes to Financial Statements.


BASCOM HILL BALANCED FUND, INC.
STATEMENTS OF OPERATIONS


                         Year Ended        Year Ended
                         December 31, 1996 December 31, 1995

Income:
Interest                 $307,236          $434,961
Dividends                  67,454            55,031
                         $374,690          $489,992

Expenses:
Auditing Fee             $  5,896          $  5,907
Custodial Fee               3,359             5,833
Directors' Fee              3,000             3,000
Fidelity Bond               1,082             1,397
Investment Advisor Fee     91,311            88,169
Legal Fee                     848             1,219
Licensing Fee               3,018             3,635
Printing Cost               5,808             5,172
Transfer Agent Fee         28,213            24,425
Other Fees                 10,540             2,441
                         $153,075          $141,198


Net Investment Income    $221,615          $348,794

Ratio of Expenses to Income  40.9%             28.8%



Realized Gains on Investments:
Proceeds from Sale     $7,809,936        $5,077,080
Cost                    6,251,599         4,484,029
Net Realized Gains    $ 1,558,337          $593,051



Unrealized Appreciation on Investments:
Balance, Beginning of
  Year                 $1,123,739           $52,802
Balance, End of Year      976,981         1,123,739
Increase (Decrease) in
 Unrealized Appreciation (146,758)        1,070,937



Net Realized Gains and Increase
 (Decrease) in Unrealized
 Appreciation          $1,411,579        $1,663,988


See Accompanying Notes to Financial Statements.

Financial Highlights - Selected Per Share Data and Ratios


                                          Year Ended December 31,

- - - --------------------------------------------------------------------------------
                      1996  1995  1994  1993  1992  1991  1990  1989  1988  1987
NET ASSET VALUE:
Beginning of year   $22.44  20.16 22.36 23.65 23.00 19.04 21.62 20.76 20.13 20.00

INCOME FROM INVESTMENT OPERATIONS:

Net investment income  .50    .75   .72   .62   .59   .73  1.00  1.15   .91   .63

Net realized and
unrealized gains
or (losses) on
securities            3.20   3.53  (.46)  .37  1.30  1.43  2.58) 1.34   .63   .10
                     -----   -----  ---  ----  ----  ----- ---- -----  ---- -----


Total from
investment
operations        $   3.70   4.28   .26   .99  1.89  2.16 (1.58) 2.49  1.54   .73

LESS DISTRIBUTIONS:
Dividends from net
income            $   (.50)  (.74) (.72) (.62) (.60) (.73)(1.00)(1.17) (.91)  (.60)

Capital gains
distributions        (3.61) (1.26)(1.74)(1.66) (.64) (.05)  .00  (.46)  .00    .00
                     ------ ------ ------ ---- -----  ---  -----  ---    ---  ---


NET ASSET VALUE:
End of year        $22.03   22.44 20.16 22.36 23.65 23.00 19.04 21.62 20.76  20.13

TOTAL RETURN:       17.00   21.51% 1.31  4.35  8.43 25.10 (7.30)12.14  7.75   3.66
RATIOS:

Operating expenses to average net assets

                     1.42%   1.36% 1.34   1.24   1.90  1.94  1.96  2.00  2.00  2.00
Net income to average net assets
                     2.06%   3.36% 3.03   2.53   2.53  3.33  5.00  5.60  4.90  4.80
Portfolio turnover rate
                    86.11%  65.83% 76.40  76.01 71.76 64.76 71.60 47.50   .45   .00
Average Commission Rate Paid
                      .08    .0818

See Accompanying Notes to Financial Statements

Notes to Financial Statements     December 31, 1996 and 1995

 (1)  Significant Accounting Principles
Bascom Hill BALANCED Fund, Inc. began operations on December 18, 1986. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management company. The following is a summary of significant accounting principles followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

  (a) The market quotation for each security is the last reported sale price on a national securities exchange, or, in the case of Over-The-Counter securities, the latest available bid price. Other securities for which quotations are not readily available are valued at fair value as determined by the Board of Directors. Short-term securities
(maturing within 60 days) are valued on the basis of amortized cost. Securities with maturities in excess of 60 days are valued at market value.

  (b) No provision is made for Federal income taxes since it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies, and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all Federal income taxes.

  (c) All percentages for the various classifications relate to total net assets.

  (d) The Fund follows industry practice and records security transactions on the trade date. Dividend income is recognized on the ex-dividend date and interest income is accrued on a daily basis.

(2) Cost of Investments Purchased and Proceeds of
Investments Sold
For the year ended December 31, 1996 the purchases and sales of investment securities (excluding short-term securities) were $7,287,790 and $7,809,936, respectively (purchases and sales of U.S. government obligations were $2,041,104 and $1,703,531, respectively).

(3)	Net Realized Gains and Losses On Investments
Net realized gains and losses on investments are computed on the basis of specifically identified certificates. During the year ended December 31, 1996 net realized gains would have been $1,551,436 if computed on the basis of average cost.

(4) Aggregate Cost of Securities and Undistributed Income or
Capital Gains
The aggregate cost of securities for Federal income tax purposes is $7,845,160. The aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost is $1,120,698. The aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounts to $143,717. The net unrealized appreciation at December 31, 1996 for all securities is $976,981. Through the year ended December 31, 1996, the accumulated undistributed net investment income is $3,008, and the accumulated undistributed realized capital gain is $8,122.

(5) Investment Advisory Agreement
The investment advisory agreement with Madison Investment Advisors, Inc., provides for an annual management fee of .85 of 1% of the first $100 million of average net assets of the Fund. Such fees are remitted quarterly. The annual fee is reduced to the extent that the Fund's total annual operating expenses (including the advisory fee and distribution fee, but excluding interest and taxes) exceeds 2% of average daily net assets. The advisor's fee was not so reduced for the year ended December 31, 1996.

(6) Other Transactions With Affiliates
Madison Investment Advisors, Inc. receives all contingent deferred sales charges imposed on some redemptions of shares held for less than five years.

Certain officers and directors of the Fund are also officers and directors of Madison Investment Advisors, Inc. The Fund owed Madison Investment Advisors, Inc. $23,804 as of
December 31, 1996.

GROWTH OF $10,000 CHART
Since Inception

Chart compares growth in the Bascom Hill BALANCED Fund,
Inc., $23,586, with the Value Line, $16,339, the CPI,
$14,332 and a Blend represented by 50% NYSE, 40% Lehman G/C
& 10% T-Bills, $25,317.

Bascom Hill BALANCED Fund Average Annual Total Return:

           1 Year          17.00%
           5 Years         10.19%
          10 Years          8.96%

Past performance is not a guarantee of future results.

           INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Directors of Bascom Hill Balanced Fund, Inc.

We have audited the accompanying statement of net assets of Bascom Hill Balanced Fund, Inc., including the schedule of investments, as of December 31, 1996, the related statements of operations and changes in net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the ten years in the period then ended.
These financial statements and selected per share data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of Bascom Hill Balanced Fund, Inc. as of December 31, 1996, the results of its operations and the changes in its net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.

WILLIAMS, YOUNG & ASSOCIATES, LLC

(signature)

Madison, Wisconsin
January 24, 1997

            Bascom Hill BALANCED Fund, Inc.

                     ANNUAL REPORT
                   December 31, 1996

            6411 Mineral Point Road
            Madison, WI  53705
            (608)  273-2020
            (800)  767-0300



            Officers and Directors
              Frank E. Burgess
              President, Director

              Katherine L. Frank
              Vice President, Secretary

              Jay R. Sekelsky
              Vice President

              Christopher C. Berberet
              Treasurer

              Elizabeth A. Hendricks
              Assistant Secretary

              James R. Imhoff, Jr.
              Director

              Edmund B. Johnson
              Director

              Lorence D. Wheeler
              Director

            Custodian, Transfer Agent
            and Disbursing Agent
              Firstar Trust Company
              P.O. Box 701
              Milwaukee, Wisconsin  53201-0701
              (414)765-4124

            Counsel
              DeWitt Ross & Stevens, S.C.
              8000 Excelsior Drive
              Madison, Wisconsin  53717-1914

            Auditor
              Williams, Young & Associates, LLC
              P.O. Box 8700
              Madison, Wisconsin  53708